UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report) March 2, 2012

(Date of earliest event reported) February 28, 2012

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Underwriting Agreement

On February 28, 2012, ONEOK Partners, L.P., a Delaware limited partnership (the “Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, with respect to the issue and sale by the Partnership of 8,000,000 common units representing limited partner interests in the Partnership in a public offering (together with an over-allotment option granted to the underwriters to purchase up to an additional 1,200,000 common units).

The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership and customary conditions to closing, indemnification obligations of the Partnership and the underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Act”), obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such underwriting agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.

Private Placement Agreement

On February 28, 2012, ONEOK, Inc. (“ONEOK”) entered into a Common Unit Purchase Agreement with the Partnership to purchase 8,000,000 common units of the Partnership for an aggregate purchase price of approximately $459.8 million in a private placement transaction in reliance on Section 4(2) of the Act, and Regulation 506 adopted thereunder, since the common units were issued in a transaction not involving any public offering. The foregoing description of the Common Unit Purchase Agreement is qualified in its entirety by reference to such Common Unit Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 1.2 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

ONEOK issued a news release on February 28, 2012, attached hereto as Exhibit 99.1, announcing our agreement to purchase 8,000,000 ONEOK Partners, L.P. common units in the private placement transaction as described in Item 1.01 of this Current Report on Form 8-K. In addition, the general partner of the ONEOK Partners, L.P., a wholly owned subsidiary of ONEOK, contributed approximately $19.1 million to ONEOK Partners, L.P. to maintain its two percent general partner interest. These transactions increase ONEOK’s ownership interest (including the general partnership interest) in ONEOK Partners, L.P. to approximately 43.4 percent. The information provided in this Item 7.01 is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date: March 2, 2012	By:	/s/ Robert F. Martinovich

Robert F. Martinovich Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated February 28, 2012, among ONEOK Partners, L.P. and Barclays Capital Inc., Citigroup Global Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

1.2	Common Unit Purchase Agreement dated February 28, 2012, between ONEOK Partners, L.P. and ONEOK, Inc.

99.1	News release of ONEOK, Inc. announcing its purchase of ONEOK Partners, L.P. common units in a private placement transaction.